UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

(Exact name of Registrant as specified in its charter)

Commission File Number: 001-36695

Maryland	38-3941859
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

214 West First Street, Oswego, NY 13126

(Address of Principal Executive Office) (Zip Code)

(315) 343-0057

(Issuer's Telephone Number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBHC	The Nasdaq Stock Market LLC

Item 7.01 – Regulation FD Disclosure

Pathfinder Bancorp, Inc.’s Annual Meeting of Shareholders was held on May 9, 2019.

A copy of the presentation that was presented at the Shareholders’ Meeting is attached as Exhibit 99.1 and being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description
99.1	Pathfinder Bancorp, Inc.’s Presentation to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATHFINDER BANCORP, INC.

Date:	May 9, 2019	By:	/s/ Thomas W. Schneider
Thomas W. Schneider
President and Chief Executive Officer